Contract code：Rental No. 071, 2018

Summary of Guangzhou Branch Leasing Part 1

Guangzhou Panyu Bailong Electronics Co., Ltd.

And

Zhongdehui (Shenzhen) Education Development Co., Ltd.

Guangzhou Branch

Party A： Guangzhou Panyu Bailong Electronics Co., Ltd.

Legal Address：Building 316, Building 11, No. 684, Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou

Zip code：511430

Legal Representative：Zhuang，Yandong

Contact number: +86-020-39236333	Fax number:020-39160338

Party B： Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Legal Address：1109, Building 12, No. 644, Shibei Industrial Road, Dashi Street, Guangzhou

Zip code：

Legal Representative：Zeng, Jianning

Contact number: +86-13660691841

Scope of the Lease：

The lessee is willing to rent and the lessor agrees to lease the unit property at 07, 08, 09, 10 and 12, 11th floor, Building 12, Great Creative Industrial Park, No. 644 Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou, Guangdong, China.

The leased area of the property is approximately 1159.26 square meters.

Leasing Term: From February 1， 2019 to March 30， 2022.

Renew: The lessee shall submit the written renewal intention to the lessor six months before the expiration of the lease, and the lessor shall reply to the lessee in writing within 30 days of receiving the renewal. Under the same conditions, the lessee has the priority to lease the property.

Rental payment:

From February 1, 2019 to May 30, 2019	monthly 46,370.40	yuan
From May 31, 2019 to May 30, 2020,	monthly 48,688.92	yuan
From May 31, 2020 to May 30, 2021	monthly 51,123.37	yuan
From May 31, 2021 to March 30, 2022	monthly 53,685.33	yuan

Business management consulting service fee:

From February 1, 2019 to May 30, 2019	monthly 17,388.9	yuan
From May 31, 2019 to May 30, 2020,	monthly 18,258.35	yuan
From May 31, 2020 to May 30, 2021	monthly 19,174.16	yuan
From May 31, 2021 to March 30, 2022	monthly 20,124.75	yuan

Property management fee:

The property management fee is 4.5 yuan per square meter, totaling RMB 5,216.67(payment on each 10th day of the month to Guangzhou Huge Creative Industrial Park Property Management Co., Ltd.)

Prepaid Rent: RMB 46,370.4

Prepaid Business management consulting service fee: RMB 17,388.9

Rent Deposit: RMB 92,740.80

Deposit of Business management consulting service fee: RMB 34,777.80

This contract is signed by an authorized representative of both parties.

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.	Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Signature and Seal: Zhuang, Yandong	Signature and Seal: Zeng, Jianning

January 14，2019	January 14，2019

Contract code：Rental No. 007, 2019

Summary of Guangzhou Branch Leasing Part 2

Guangzhou Panyu Bailong Electronics Co., Ltd.

And

Zhongdehui (Shenzhen) Education Development Co., Ltd.

Guangzhou Branch

Party A： Guangzhou Panyu Bailong Electronics Co., Ltd.

Legal Address：Building 316, Building 11, No. 684, Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou

Zip code：511430

Legal Representative：Zhuang，Yandong

Contact number: +86-020-39236333	Fax number:020-39160338

Party B： Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Legal Address：1109, Building 12, No. 644, Shibei Industrial Road, Dashi Street, Guangzhou

Zip code：

Legal Representative：Zeng, Jianning

Contact number: +86-13660691841

Scope of the Lease：

The lessee is willing to rent and the lessor agrees to lease the unit property at 11, 11th floor, Building 12, Great Creative Industrial Park, No. 644 Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou, Guangdong, China.

The leased area of the property is approximately 350.02 square meters.

Leasing Term: From April 1， 2019 to March 30， 2022.

Renew: The lessee shall submit the written renewal intention to the lessor six months before the expiration of the lease, and the lessor shall reply to the lessee in writing within 30 days of receiving the renewal. Under the same conditions, the lessee has the priority to lease the property.

Rental payment:

From April 1, 2019 to May 30, 2019	monthly 14,000.8	yuan
From May 31, 2019 to May 30, 2020,	monthly 14,700.84	yuan
From May 31, 2020 to May 30, 2021	monthly 15,435.89	yuan
From May 31, 2021 to March 30, 2022	monthly 16,209.43	yuan

Business management consulting service fee:

From April 1, 2019 to May 30, 2019	monthly 5, 250.3	yuan
From May 31, 2019 to May 30, 2020,	monthly 5,512.82	yuan
From May 31, 2020 to May 30, 2021	monthly 5,789.33	yuan
From May 31, 2021 to March 30, 2022	monthly 6,076.35	yuan

Property management fee:

The property management fee is 4.5 yuan per square meter, totaling RMB 1,575.09 (payment on each 10th day of the month to Guangzhou Huge Creative Industrial Park Property Management Co., Ltd.)

Prepaid Rent: RMB 14,000.8

Prepaid Business management consulting service fee: RMB 5,250.3

Rent Deposit: RMB 28,001.60

Deposit of Business management consulting service fee: RMB 10,500.60

This contract is signed by an authorized representative of both parties.

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.	Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Signature and Seal: Zhuang, Yandong	Signature and Seal: Zeng, Jianning

March 20，2019	March 20，2019